Exhibit 99.1

Confidential

Domino’s Pizza Master Issuer LLC

Domino’s SPV Canadian Holding Company Inc.

Domino’s Pizza Distribution LLC

Domino’s IP Holder LLC

Quarterly Noteholders’ Statement

Quarterly Collection Period Starting:	March 29, 2021
Quarterly Collection Period Ending:	June 20, 2021
Quarterly Payment Date:	July 26, 2021

Debt Service Coverage Ratios and Senior ABS Leverage
			Holdco Leverage	Senior ABS Leverage	Quarterly DSCR
Current Period			5.64 x	6.16 x	3.56 x

One Period Prior			5.83 x	6.40 x	4.32 x

Two Periods Prior			4.97 x	5.46 x	4.06 x

Three Periods Prior			5.21 x	5.82 x	4.00 x

System Performance
Domestic
			Franchise	Company- Owned	Total Domestic
Open Stores at end of prior Quarterly Collection Period			6,027	364	6,391
Store Openings during Quarterly Collection Period			37	2	39
Store Transfers during Quarterly Collection Period			—	—	—
Permanent Store Closures during Quarterly Collection Period			(4)	—	(4)

Net Change in Open Stores during Quarterly Collection Period			33	2	35
Open Stores at end of Quarterly Collection Period			6,060	366	6,426

International
			Franchise	Company- Owned	Total International
Open Stores at end of prior Quarterly Collection Period			11,428	—	11,428
Store Openings during Quarterly Collection Period			217	—	217
Permanent Store Closures during Quarterly Collection Period			(14)	—	(14)

Net Change in Open Stores during Quarterly Collection Period			203	—	203
Open Stores at end of Quarterly Collection Period			11,631	—	11,631
			Franchise	Company- Owned	International
Same-Store Sales Growth for Quarterly Collection Period			3.9%	-2.6%	13.9%

Potential Events
Material Concern
i.		Potential Rapid Amortization Event			No
ii.		Potential Manager Termination Event			No

Cash Trapping
				Commenced	Commencement Date
i.	a.	Partial Cash Trapping Period		No	N/A

	b.	Full Cash Trapping Period		No	N/A

ii.		Cash Trapping Percentage during Quarterly Collection Period			N/A

iii		Cash Trapping Percentage following current Quarterly Payment Date			N/A

iv.		Cash Trapping Percentage during prior Quarterly Collection Period			N/A

v.		Partial Cash Trapping Release Event			N/A

vi.		Full Cash Trapping Release Event			N/A

Occurrence Dates
				Commenced	Commencement Date
i.		Rapid Amortization Event		No	N/A

ii.		Default		No	N/A

iii.		Event of Default		No	N/A

iv.		Manager Termination Event		No	N/A

Non-Amortization Test
				Commenced	Commencement Date
i.		Non-Amortization Period		No	N/A

Extension Periods
				Commenced	Commencement Date
i.		Series 2021 -1 Class A-1 first renewal period		No	N/A

ii.		Series 2021 -1 Class A-1 second renewal period		No	N/A

Confidential

Domino’s Pizza Master Issuer LLC

Domino’s SPV Canadian Holding Company Inc.

Domino’s Pizza Distribution LLC

Domino’s IP Holder LLC

Quarterly Noteholders’ Statement

Quarterly Collection Period Starting:	March 29, 2021
Quarterly Collection Period Ending:	June 20, 2021
Quarterly Payment Date:	July 26, 2021

Allocation of Funds

1.	Outstanding Notes and Reserve Account Balances as of Prior Quarterly Payment Date:

	i.		Outstanding Principal Balances
		a.	Series 2021 -1 Class A-1 Notes (Advance)	$—

		a.	Series 2021 -1 Class A-1 Notes (Swingline)	$—

		a.	Series 2021 -1 Class A-1 Notes (L/C)	$42,457,449.00

		b.	Series 2015-1 Class A-2-II Notes	$764,000,000.00

		b.	Series 2017-1 Class A-2-III Notes	$967,500,000.00

		b.	Series 2018-1 Class A-2-I Notes	$414,375,000.00

		b.	Series 2018-1 Class A-2-II Notes	$390,000,000.00

		b.	Series 2019-1 Class A-2 Notes	$666,562,500.00

		b.	Series 2021-1 Class A-2-I Notes	$850,000,000.00

		b.	Series 2021-1 Class A-2-II Notes	$1,000,000,000.00

		c.	Senior Subordinated Notes	$—

		d.	Subordinated Notes	$—

	ii.		Reserve Account Balances
		a.	Available Senior Notes Interest Reserve Account Amount (1)	$47,485,599.38

		b.	Available Senior Subordinated Notes Interest Reserve Account Amount	$—

		c.	Available Cash Trap Reserve Account Amount (1)	$—

2.	Retained Collections for Current Quarterly Payment Date:

	i.		Franchisee Payments
		a.	Domestic Continuing Franchise Fees	$220,032,146.68

		b.	International Continuing Franchise Fees	$59,516,985.13

		c.	Initial Franchise Fees	$—

		d.	Other Franchise Fees	$—

		e.	PULSE Maintenance Fees	$9,111,390.23

		f.	PULSE License Fees	$1,359,252.49

		g.	Technology Fees	21,058,523.87

		h.	Franchisee Insurance Proceeds	$—

		i.	Other Franchisee Payments	$—

	ii.		Company-Owned Stores License Fees	$6,099,336.75

	iii.		Third-Party License Fees	$—

	iv.		Product Purchase Payments	$646,924,207.81

	v.		Co-Issuers Insurance Proceeds	$—

	vi.		Asset Disposition Proceeds	$—

	vii.		Excluded Amounts	$911,124.97

	viii.		Other Collections	$298,032.41

	ix.		Investment Income	$8,082.92

	x.		HoldCo L/C Agreement Fee Income	$24,766.80

		Less:
	xiii.		Excluded Amounts	$118,016,478.70

		a.	Advertising Fees	$117,105,353.73

		b.	Company-Owned Store Advertising Fees	$—

		c.	Third-Party Matching Expenses	$911,124.97

	xiv.		Product Purchase Payments	$646,924,207.81

	xiv.		Bank Account Expenses	$51,851.33

		Plus:
	xvi.		Aggregate Weekly Distributor Profit Amount	$49,297,836.59

	xvii.		Retained Collections Contributions	$—

	xviii.		Total Retained Collections	$249,649,148.81

1. Amounts calculated as of the close of business on the last Business Day of the preceding Quarterly Collection Period.

Confidential

Domino’s Pizza Master Issuer LLC

Domino’s SPV Canadian Holding Company Inc.

Domino’s Pizza Distribution LLC

Domino’s IP Holder LLC

Quarterly Noteholders’ Statement

Quarterly Collection Period Starting:	March 29, 2021
Quarterly Collection Period Ending:	June 20, 2021
Quarterly Payment Date:	July 26, 2021

3.	Adjusted Net Cash Flow for Current Quarterly Payment Date:

	i.	Retained Collections for Quarterly Collection Period	$249,649,148.81

		Less:
	ii.	Servicing Fees, Liquidation Fees and Workout Fees	$264,065.51

	iii.	Securitization Entities Operating Expenses paid during Quarterly Collection Period	$62,500.00

	iv.	Weekly Manager Fee Amounts paid during Quarterly Collection Period	$17,733,335.16

	v.	PULSE Maintenance Fees	$9,111,390.23

	vi.	Technology Fees	$21,058,523.87

	vii.	Administrative Expenses	$18,750.00

	viii.	Investment Income	$8,082.92

	vix.	Retained Collections Contributions, if applicable, received during Quarterly Collection Period	$—

	viii.	Net Cash Flow for Quarterly Collection Period	$201,392,501.12

	ix.	Net Cash Flow for Quarterly Collection Period / Number of Days in Quarterly Collection Period	$2,397,529.78

	x.	Multiplied by 91 if 52 week fiscal year or 92.75 if 53 week fiscal year	91

	xi.	Adjusted Net Cash Flow for Quarterly Payment Date:	$218,175,209.55

4.	Debt Service / Payments to Noteholders for Current Quarterly Payment Date:

	i.	Required Interest on Senior and Senior Subordinated Notes
		Series 2021 -1 Class A-1 Quarterly Interest	$166,291.68

		Series 2015-1 Class A-2-II Quarterly Interest	$8,545,340.00

		Series 2017-1 Class A-2-III Quarterly Interest	$9,960,412.50

		Series 2018-1 Class A-2-I Quarterly Interest	$4,263,918.75

		Series 2018-1 Class A-2-II Quarterly Interest	$4,219,800.00

		Series 2019-1 Class A-2 Quarterly Interest	$6,112,378.13

		Series 2021-1 Class A-2-I Quarterly Interest	$6,222,425.00

		Series 2021-1 Class A-2-II Quarterly Interest	$8,665,250.00

	ii.	Required Principal on Senior and Senior Subordinated Notes
		Series 2015-1 Class A-2-II Quarterly Scheduled Principal	$2,000,000.00

		Series 2017-1 Class A-2-III Quarterly Scheduled Principal	$2,500,000.00

		Series 2018-1 Class A-2-I Quarterly Scheduled Principal	$1,062,500.00

		Series 2018-1 Class A-2-II Quarterly Scheduled Principal	$1,000,000.00

		Series 2019-1 Class A-2 Quarterly Scheduled Principal	$1,687,500.00

		Series 2021-1 Class A-2-I Quarterly Scheduled Principal	$2,125,000.00

		Series 2021-1 Class A-2-II Quarterly Scheduled Principal	$2,500,000.00

	iii.	Other
		Series 2021 -1 Class A-1 Quarterly Commitment Fees	$308,520.83

	iv.	Total Debt Service	$61,339,336.89

	v.	Other Payments to Noteholders Relating to Notes
		Series 2021 -1 Class A-1 Quarterly Contingent Additional Interest	$—

		Series 2015-1 Class A-2-II Quarterly Contingent Additional Interest	$—

		Series 2017-1 Class A-2-III Quarterly Contingent Additional Interest	$—

		Series 2018-1 Class A-2-I Quarterly Contingent Additional Interest	$—

		Series 2018-1 Class A-2-II Quarterly Contingent Additional Interest	$—

		Series 2019-1 Class A-2 Quarterly Contingent Additional Interest	$—

		Series 2021-1 Class A-2-I Quarterly Contingent Additional Interest	$—

		Series 2021-1 Class A-2-II Quarterly Contingent Additional Interest	$—

5.	Aggregate Weekly Allocations to Distribution Accounts for Current Quarterly Payment Date:

	i.	All available deposits in Series 2021-1 Class A-1 Distribution Account	$493,562.51

	ii.	All available deposits in Series 2015-1 Class A-2-II Distribution Account	$10,545,340.00

	iii.	All available deposits in Series 2017-1 Class A-2-III Distribution Account	$12,460,412.50

	iv.	All available deposits in Series 2018-1 Class A-2-I Distribution Account	$5,326,418.75

	v.	All available deposits in Series 2018-1 Class A-2-II Distribution Account	$5,219,800.00

	vi.	All available deposits in Series 2019-1 Class A-2-I Distribution Account	$7,799,878.13

	vii.	All available deposits in Series 2021-1 Class A-2-I Distribution Account	$8,347,425.00

	viii.	All available deposits in Series 2021-1 Class A-2-II Distribution Account	$11,165,250.00

	v.	Total on Deposit in Distribution Accounts	$61,358,086.89

Confidential

Domino’s Pizza Master Issuer LLC

Domino’s SPV Canadian Holding Company Inc.

Domino’s Pizza Distribution LLC

Domino’s IP Holder LLC

Quarterly Noteholders’ Statement

Quarterly Collection Period Starting:	March 29, 2021
Quarterly Collection Period Ending:	June 20, 2021
Quarterly Payment Date:	July 26, 2021

6.	Distributions for Current Quarterly Payment Date:

	Series 2021 -1 Class A-1 Distribution Account
	i.	Payment of interest and fees related to Series 2021 -1 Class A-1 Notes		$493,562.51

	ii.	Indemnification & Real Estate Disposition Proceeds Payments to reduce commitments under Series 2021 -1 Class A-1 Notes		$—

	iii.	Principal payments to Series 2021 -1 Class A-1 Notes		$—

	iv.	Payment of Series 2021 -1 Class A-1 Notes Breakage Amounts		$—

	Series 2015-1 Class A-2-II Distribution Account
	i.	Payment of interest related to Series 2015-1 Class A-2-II Notes		$8,545,340.00

	ii.	Indemnification & Real Estate Disposition Proceeds payments to Series 2015-1 Class A-2-II Notes		$—

	iii.	Principal payment to Series 2015-1 Class A-2-II Notes		$2,000,000.00

	iv.	Make-Whole Premium related to Series 2015-1 Class A-2-II Notes		$—

	Series 2017-1 Class A-2-III Distribution Account
	i.	Payment of interest related to Series 2017-1 Class A-2-III Notes		$9,960,412.50

	ii.	Indemnification & Real Estate Disposition Proceeds payments to Series 2017-1 Class A-2-III Notes		$—

	iii.	Principal payment to Series 2017-1 Class A-2-III Notes		$2,500,000.00

	iv.	Make-Whole Premium related to Series 2017-1 Class A-2-III Notes		$—

	Series 2018-1 Class A-2-I Distribution Account
	i.	Payment of interest related to Series 2018-1 Class A-2-I Notes		$4,263,918.75

	ii.	Indemnification & Real Estate Disposition Proceeds payments to Series 2018-1 Class A-2-I Notes		$—

	iii.	Principal payment to Series 2018-1 Class A-2-I Notes		$1,062,500.00

	iv.	Make-Whole Premium related to Series 2018-1 Class A-2-I Notes		$—

	Series 2018-1 Class A-2-II Distribution Account
	i.	Payment of interest related to Series 2018-1 Class A-2-II Notes		$4,219,800.00

	ii.	Indemnification & Real Estate Disposition Proceeds payments to Series 2018-1 Class A-2-II Notes		$—

	iii.	Principal payment to Series 2018-1 Class A-2-II Notes		$1,000,000.00

	iv.	Make-Whole Premium related to Series 2018-1 Class A-2-II Notes		$—

	Series 2019-1 Class A-2 Distribution Account
	i.	Payment of interest related to Series 2019-1 Class A-2 Notes		$6,112,378.13

	ii.	Indemnification & Real Estate Disposition Proceeds payments to Series 2019-1 Class A-2 Notes		$—

	iii.	Principal payment to Series 2019-1 Class A-2 Notes		$1,687,500.00

	iv.	Make-Whole Premium related to Series 2019-1 Class A-2 Notes		$—

	Series 2021-1 Class A-2-I Distribution Account
	i.	Payment of interest related to Series 2021-1 Class A-2-I Notes		$6,222,425.00

	ii.	Indemnification & Real Estate Disposition Proceeds payments to Series 2021-1 Class A-2-I Notes	$

	iii.	Principal payment to Series 2021-1 Class A-2-I Notes		$2,125,000.00

	iv.	Make-Whole Premium related to Series 2021-1 Class A-2-I Notes	$

	Series 2021-1 Class A-2-II Distribution Account
	i.	Payment of interest related to Series 2021-1 Class A-2-II Notes		$8,665,250.00

	ii.	Indemnification & Real Estate Disposition Proceeds payments to Series 2021-1 Class A-2-II Notes	$

	iii.	Principal payment to Series 2021-1 Class A-2-II Notes		$2,500,000.00

	iv.	Make-Whole Premium related to Series 2021-1 Class A-2-II Notes	$

		Total Allocations from Distribution Accounts		$61,358,086.89

7.	Senior Notes Interest Reserve Account Deposits, Draws and Releases as of Current Quarterly Payment Date:

	i.	Deposits into Senior Notes Interest Reserve Account during Quarterly Collection Period		$—

	ii.	Less draws on / releases from Available Senior Notes Interest Reserve Account Amount		$—

	iii.	Total Increase (Reduction) of Available Senior Notes Interest Reserve Account Amount		$—

8.	Senior Subordinated Notes Interest Reserve Account Deposits, Draws and Releases as of Current Quarterly Payment Date:

	i.	Deposits into Senior Subordinated Notes Interest Reserve Account during Quarterly Collection Period		$—

	ii.	Less draws on Available Senior Subordinated Notes Interest Reserve Account Amount		$—

	iii.	Total Increase (Reduction) of Available Senior Subordinated Notes Interest Reserve Account Amount		$—

Confidential

Domino’s Pizza Master Issuer LLC

Domino’s SPV Canadian Holding Company Inc.

Domino’s Pizza Distribution LLC

Domino’s IP Holder LLC

Quarterly Noteholders’ Statement

Quarterly Collection Period Starting:	March 29, 2021
Quarterly Collection Period Ending:	June 20, 2021
Quarterly Payment Date:	July 26, 2021

9.	Cash Trap Reserve Account Deposits, Draws and Releases as of Current Quarterly Payment Date:

	i.		Deposits into Cash Trap Reserve Account during Quarterly Collection Period	$—

	ii.		Less draws on Available Cash Trap Reserve Account Amount	$—

	iii.		Less Cash Trapping Release Amount	$—

	iv.		Total Increase (Reduction) of Available Cash Trap Reserve Account Amount	$—

10.	Real Estate Disposition Proceeds

	i.		Aggregate Real Estate Disposition Proceeds as of Prior Quarterly Payment Date	$—

	ii.		Aggregate Real Estate Disposition Proceeds as of Current Quarterly Payment Date	$—

11.	Outstanding Balances as of Current Quarterly Payment Date (after giving effect to payments to be made on such date):

	i.		Series 2021 -1 Class A-1 Notes (Advance)	$—

	i.		Series 2021 -1 Class A-1 Notes (Swingline)	$—

	i.		Series 2021 -1 Class A-1 Notes (L/C)	$42,457,449.00

	ii.		Series 2015-1 Class A-2-II Notes	$762,000,000.00

	iii.		Series 2017-1 Class A-2-III Notes	$965,000,000.00

	iv.		Series 2018-1 Class A-2-I Notes	$413,312,500.00

	v.		Series 2018-1 Class A-2-II Notes	$389,000,000.00

	vi.		Series 2019-1 Class A-2 Notes	$664,875,000.00

	vii.		Series 2021-1 Class A-2-I Notes	$847,875,000.00

	viii.		Series 2021-1 Class A-2-II Notes	$997,500,000.00

	ix.		Senior Subordinated Notes	$—

	x.		Subordinated Notes	$—

	xi.		Reserve account balances:
		a.	Available Senior Notes Interest Reserve Account Amount	$47,485,599.38

		b.	Available Senior Subordinate Notes Interest Reserve Account Amount	$—

		c.	Available Cash Trap Reserve Account Amount	$—

IN WITNESS HEREOF, the undersigned has duly executed and delivered this Quarterly Noteholders’ Statement

this	July 21, 2021

Domino’s Pizza LLC as Manager on behalf of the Master Issuer and certain subsidiaries thereto,

by:	/s/ Jessica Parrish
Jessica Parrish - Vice President, Controller and Treasurer